UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 25, 2013

The Williams Companies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-4174	73-0569878
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Williams Center, Tulsa, Oklahoma		74172
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	918-573-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Williams Partners L.P.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-32599	20-2485124
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Williams Center, Tulsa, Oklahoma		74172-0172
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	918-573-2000

n/a
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01. Regulation FD Disclosure.

Williams Partners L.P. (“Williams Partners”) is furnishing the following information related to the recent Geismar plant incident in this Current Report on Form 8-K:

•	An overview of the Geismar plant’s contribution to financial guidance that Williams Partners provided on May 21, 2013; and

•	A summary of relevant insurance coverage.

Williams Partners’ initial assessment of damage at its Geismar, Louisiana, olefins plant is underway following a June 13, 2013, explosion and fire at the facility. Williams Partners is cooperating with the Occupational Safety and Health Administration and the U.S. Chemical Safety Board on their investigations into the cause of the incident.

Williams Partners has key personnel onsite to begin developing plans to make repairs, undertake a previously planned plant maintenance turnaround and complete a 600 million pound-per-year expansion of the olefins operation.

Geismar contribution in Williams Partners’ recent guidance

Williams Partners’ most recent guidance, provided May 21, 2013, included its expectation that the Geismar business would contribute segment profit + depreciation and amortization expense (DD&A) as follows:

•	For full-year 2013, approximately $360 million, of which an estimated $190 million would be generated during the six-and-a-half month period from the date of the incident through the end of the year; and

•	The 2013 estimates reflected a 50-day turnaround in the August-September period with a return to service in October, building toward a full month of operation at nearly full expanded capacity in December.

Note: The guidance above is based on various assumptions regarding volumes, commodity prices and overall costs, among other things, that represented best estimates as of the date provided.

Insurance coverage

Williams Partners expects insurance to mitigate the unfavorable financial effects of the Geismar incident. Below is a summary of Williams Partners’ insurance coverage:

•	Property-damage and business-interruption coverage with a combined per-occurrence limit of $500 million; retentions (deductibles) of $10 million per occurrence for property damage; and a 60-day waiting period per occurrence for business interruption;

•	General liability coverage with per-occurrence and aggregate annual limits of $610 million and retentions (deductibles) of $2 million per occurrence; and

•	Workers’ compensation coverage with statutory limits and retentions (deductibles) of $1 million per occurrence.

The receipt of insurance proceeds related to this incident, as well as related income recognition, may lag actual realized business losses. Income recognition also may vary based on the outcome of claim settlements.

Timing

While Williams Partners is seeking to safely bring the plant and expansion online, it cannot currently estimate the required time as investigations and damage-assessment are in the initial stage.

Guidance

Williams Partners and The Williams Companies, Inc. (“Williams”) plan to update financial guidance on July 31, 2013, concurrent with the issuance of their second-quarter financial results.

Non-GAAP Measures

This report includes the measure segment profit + DD&A – which is a non-GAAP financial measure as defined under the rules of the U.S. Securities and Exchange Commission.

For Williams Partners, segment profit + DD&A adjusts segment profit to add back depreciation and amortization expense. Management believes this measure provides investors meaningful insight into Williams Partners’ results from operations. Management uses this financial measure because it is an accepted financial indicator used by investors to compare company performance. In addition, management believes that this measure provides investors an enhanced perspective of the operating performance of Williams Partners’ assets and the cash that the business is generating.

Provided below is a reconciliation of this non-GAAP financial measure to its nearest GAAP financial measure. Segment profit + DD&A is not intended to represent cash flows for the period, nor is it presented as an alternative to net income or cash flow from operations. It should not be considered in isolation or as a substitute for a measure of performance prepared in accordance with United States generally accepted accounting principles.

Geismar contribution to Williams Partners’ segment profit + DD&A
(dollars in millions*; numbers at midpoint of guidance)
	2013
	Final 61/2 Months	2013 Guidance
Segment profit	182	344
Depreciation and amortization (DD&A)	8	16
Segment profit + DD&A	190	360
*All values included in this table represent amounts specifically related to the
Geismar asset that were included in Williams Partners’ financial guidance issued on
May 21, 2013.

Williams owns approximately 68 percent of Williams Partners, including the general-partner interest.

Forward-looking statements

The reports, filings, and other public announcements of The Williams Companies, Inc. (Williams) and Williams Partners L.P. (WPZ) may contain or incorporate by reference statements that do not directly or exclusively relate to historical facts. Such statements are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We make these forward looking statements in reliance on the safe harbor protections provided under the Private Securities Litigation Reform Act of 1995. You typically can identify forward-looking statements by various forms of words such as “anticipates,” “believes,” “seeks,” “could,” “may,” “should,” “continues,” “estimates,” “expects,” “assumes,” “forecasts,” “intends,” “might,” “goals,” “objectives,” “targets,” “planned,” “potential,” “projects,” “scheduled,” “will,” “guidance,” “outlook,” “in service date” or other similar expressions. These forward-looking statements are based on management’s beliefs and assumptions and on information currently available to management and include, among others, statements regarding:

•	Amounts and nature of future capital expenditures;

•	Expansion and growth of our business and operations;

•	Financial condition and liquidity;

•	Business strategy;

•	Cash flow from operations or results of operations;

•	The levels of dividends to Williams stockholders and of cash distributions to WPZ unitholders;

•	Seasonality of certain business components;

•	Natural gas, natural gas liquids, and olefins prices, supply, and demand; and

•	Demand for our services

Forward-looking statements are based on numerous assumptions, uncertainties and risks that could cause future events or results to be materially different from those stated or implied in this presentation. Many of the factors that will determine these results are beyond our ability to control or predict. Specific factors that could cause actual results to differ from results contemplated by the forward-looking statements include, among others, the following:

•	Whether Williams has sufficient cash to enable it to pay current and expected levels of dividends;

•	Whether WPZ has sufficient cash from operations to enable it to pay current and expected levels of cash distributions, if any, following establishment of cash reserves and payment of fees and expenses, including payments to WPZ’s general partner;

•	Availability of supplies, market demand, and volatility of prices;

•	Inflation, interest rates, and, in the case of Williams, fluctuation in foreign exchange and general economic conditions (including future disruptions and volatility in the global credit markets and the impact of these events on our customers and suppliers);

•	The strength and financial resources of our competitors and the effects of competition;

•	Ability to acquire new businesses and assets and integrate those operations and assets into our existing businesses, as well as successfully expand our facilities;

•	Development of alternative energy sources;

•	The impact of operational and development hazards and unforeseen interruptions;

•	Costs of, changes in, or the results of laws, government regulations (including safety and environmental regulations), environmental liabilities, litigation, and rate proceedings;

•	Williams’ costs and funding obligations for defined benefit pension plans and other postretirement benefit plans sponsored by its affiliates;

•	WPZ’s allocated costs for defined benefit pension plans and other post retirement benefit plans sponsored by its affiliates;

•	Changes in maintenance and construction costs;

•	Changes in the current geopolitical situation;

•	Our exposure to the credit risk of our customers and counterparties;

•	Risks related to strategy and financing, including restrictions stemming from our debt agreements, future changes in our credit ratings and the availability and cost of capital;

•	The amount of cash distributions from and capital requirements of our investments and joint ventures in which we participate.

•	Risks associated with weather and natural phenomena, including climate conditions;

•	Acts of terrorism, including cybersecurity threats and related disruptions; and

•	Additional risks described in our filings with the Securities and Exchange Commission (SEC).

Given the uncertainties and risk factors that could cause our actual results to differ materially from those contained in any forward-looking statement, we caution investors not to unduly rely on our forward-looking statements. We disclaim any obligations to and do not intend to update the above list or to announce publicly the result of any revisions to any of the forward-looking statements to reflect future events or developments.

In addition to causing our actual results to differ, the factors listed above may cause our intentions to change from those statements of intention set forth in this announcement. Such changes in our intentions may also cause our results to differ. We may change our intentions, at any time and without notice, based upon changes in such factors, our assumptions, or otherwise.

With respect to WPZ, limited partner interests are inherently different from the capital stock of a corporation, although many of the business risks to which we are subject are similar to those that would be faced by a corporation engaged in a similar business.

Investors are urged to closely consider the disclosures and risk factors in Williams’ and WPZ’s annual reports on Form 10-K filed with the SEC on Feb. 27, 2013, and each of our quarterly reports on Form 10-Q available from our offices or from our websites at www.williams.com and www.williamslp.com.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WILLIAMS COMPANIES, INC.

By: /s/ Donald R. Chappel
Donald R. Chappel
Chief Financial Officer

Dated: June 25, 2013

WILLIAMS PARTNERS L.P.

By: Williams Partners GP LLC, its General Partner

By: /s/ Donald R. Chappel
Donald R. Chappel
Chief Financial Officer

Dated: June 25, 2013